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                                                                    EXHIBIT 23.1


                         CONSENT OF ERNST & YOUNG, LLP,
                       INDEPENDENT AUDITORS TO REGISTRANT


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 23, 2001 (except Note 4, as to which the date is September 30, 2001), in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-76224) and the related Prospectus of Thane International, Inc. dated February 19, 2002.


                                                               Ernst & Young LLP



Irvine, California
February 18, 2001